129512
                SUPPLEMENT TO THE PROSPECTUS
                    DATED APRIL 30, 1999
            NORTHWESTERN MUTUAL SERIES FUND, INC.


     William M. Riegel has replaced Michael J. Kelly as co-manager of the Growth and Income Stock Portfolio, effective September 20, 1999. Mr. Riegel, Managing Director of J.P. Morgan Investment Management, Inc., joined J.P. Morgan in 1979. He is a senior equity portfolio manager in the Equity and Balanced Accounts Group. Mr. Riegel graduated from Williams College in 1978 and is a Chartered Financial Analyst. He also shares primary responsibility for the Growth and Income Stock Fund of Mason Street Funds, Inc.



 The date of this Prospectus Supplement is October 12, 1999.